EXHIBIT 99.1

New Issue Backed by Seasoned Mortgage Loans

Marketing Materials

Washington Mutual MSC Mortgage
Pass-Through Certificates ("WAMMS")
Series 2005-RA1, Group III Certificates

3/1, 5/1, 7/1 and 10/1 Seasoned Hybrid Mortgage Loans

$[179,099,000] Approximate (+/- 10%)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WaMu Capital Corp. contacts
CONTACT	PHONE	FAX	E-MAIL
David Nagle Senior Trader	206-554-2425	206-554-2552	David.nagle@wamu.net
Mac Skimming Senior Trader	206-554-2423	206-554-2552	Mac.skimming@wamu.net
Vinny Varca Mortgage Finance	212-702-6931	212-317-6370	Vincent.varca@wamu.net
Gary Hunter Senior Structurer	206-554-2420	206-554-2552	Gary.Hunter@wamu.net
Dennis Lai Financial Analyst	206-554-2420	206-554-2552	Dennis.lai@wamu.net

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp. The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information. WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction. This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission. Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

I. TRANSACTION SUMMARY - Group III, Seasoned Hybrid Offered Certificates

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2005. The Cut-Off Date for WAMMS 2005-RA1 will be April 1, 2005 and will reflect any unscheduled principal payments or prepayments in full received on or prior to such date. On the Closing Date, the aggregate principal balance of the mortgage loans will equal the aggregate principal balance of the Senior Certificates and Group III-B certificates.

Class	Type	Expected Rating from S&P/Fitch	Original Balance (1)	Net WAC Pass-Through Rate (2)	Scenario (3)	Avg. Life (Yrs.)	Principal Window	Anticipated Initial Subordination
III-A	Senior/Pass-Through	AAA/AAA	$[174,337,000]	[ 5.495 ]%	50% CPR to Call	[1.39]	May 05 - Nov 11	[3.00]%
III-B-1	Subordinate/ WAC	AA/NR	$[ 3,864,000 ]	[ 5.495]%	50% CPR to Call	[3.09]	May 05 - Nov 11	[0.85]%
III-B-2	Subordinate/ WAC	A/NR	$[ 449,000 ]	[ 5.495]%	50% CPR to Call	[3.09]	May 05 - Nov 11	[0.60]%
III-B-3	Subordinate/ WAC	BBB/NR	$[ 449,000]	[ 5.495]%	50% CPR to Call	[3.09]	May 05 - Nov 11	[0.35]%

Group III Seasoned Hybrid Non-Offered Certificates

Class	Type	Expected Rating from S&P/Fitch	Original Balance (1)	Net WAC Pass-Through Rate (2)	Scenario	Avg. Life (Years)	Principal Window	Anticipated Initial Subordination
III-B-4	Subordinate/ WAC	BB/NR	$[ 270,000 ]	[ 5.495]%	30% CPR to Maturity	[5.06]	May 05 - Dec 34	[0.20]%
III-B-5	Subordinate/ WAC	B/NR	$[ 270,000 ]	[ 5.495]%	30% CPR to Maturity	[5.06]	May 05 - Dec 34	[0.05]%
III-B-6	Subordinate/ WAC	NR/NR	$[ 89,427 ]	[ 5.495]%	30% CPR to Maturity	[5.06]	May 05 - Dec 34	[0.00]%

(1) +/- 10%

(2) The initial pass-through rate on the Offered Certificates is projected to be approximately [ 5.495%] per annum. After the first distribution date, the per annum pass-through rate on the Offered Certificates will equal the weighted average mortgage interest rate on the mortgage loans less the applicable servicing fees.

(3) Optional Termination for the purposes of these calculations assumes that if only the Group III mortgage loans balance is less than 1% of the aggregate principal balance of the Group III loans as of the cut-off date then the deal will be called; however, the Optional Termination is defined as the date on which the aggregate balance of the Group I, II, and III loans falls below 1% of the aggregate principal balance as of the cut-off date.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp. The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information. WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction. This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission. Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

II. TRANSACTION TERMS

Multiple Collateral Groups:

WAMMS 05-RA1 WILL INCLUDE FIXED RATE LOANS (GROUPS I AND II) AND SEASONED HYBRID LOANS (GROUP III). THE FIXED RATE LOANS WILL BACK THE FIXED RATE CERTIFICATES (NOT OFFERED HEREIN) AND THE SEASONED HYBRID LOANS WILL BACK THE SEASONED HYBRID OFFERED CERTIFICATES. THERE WILL NOT BE ANY CROSS COLLATERALIZATION BETWEEN THE FIXED RATE CERTIFICATES AND THE SEASONED HYBRID CERTIFICATES.

Depositor:	Washington Mutual Mortgage Securities Corp.
Series Name:	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2005-RA1.
Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC").
Trustee:	LaSalle Bank National Association.
Underwriter:	WaMu Capital Corp.
Cut-off Date:	April 1, 2005.
Statistical Calculation Date:	April 1, 2005.
Closing Date:	On or about April 27, 2005.
Investor Settlement Date:	On or about April 29, 2005.
Offered Certificates:

Class III-A (the "Class A Certificates");

The Class III-B-1, Class III-B-2 and Class III-B-3 Certificates (the "Offered Subordinate Certificates") and together with the Class A Certificates, the "Offered Certificates".

Non-Offered Group III Certificates:	Class III-B-4, Class III-B-5 and Class III-B-6 Certificates (and together with the Class III-B-1, Class III-B-2 and Class III-B-3 Certificates, the "Group III-B Certificates").
Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in May 2005.
Accrual Period:	For any distribution date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.
Delay Days:	24 days.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the mortgage loans comprising Groups I, II, and III in the aggregate, as of the related determination date is less than 1% of the aggregate principal balance as of the cut-off date, the master servicer may, but will not be required to purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates. For the purposes of calculations included herein, the Optional Termination assumes that if only the Group III mortgage loans balance is less than 1% of the aggregate principal balance of the Group III loans as of the cut-off date then the deal will be terminated.

Certificate Ratings:

The Senior Certificates are expected to be rated by [Standard & Poor's ("S&P") and Fitch Ratings ("Fitch")], and the Group III-B Certificates are expected to be rated [only by S&P], in all cases with the ratings indicated in Section I above.

ERISA Eligibility:

The Offered Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA:	When issued, the Class A Certificates and Class III-B-1 Certificates will, and the Class III-B-2 and Class III-B-3 Certificates will not, be "mortgage related securities" for the purposes of SMMEA.
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.
Federal Tax Treatment:	The trust will make one or more REMIC elections.
Advances:

For any month, if the master servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the master servicer will advance its own funds to cover that shortfall. However, the master servicer will not be required to make advances if it determines that those advances will not be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any distribution date, and only for prepayments in full, the master servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans made from the 15th day of the calendar month preceding the Distribution Date to the last day of such month and (b) the applicable monthly master servicing fee payable to WMMSC, any reinvestment income realized by WMMSC, as master servicer, relating to payoffs on the mortgage loans made during the prepayment period and interest payments on payoffs received during the period of the first day through the 14th day of the month of the Distribution Date and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans.

Mortgage Loans:

The Group III Seasoned Hybrid mortgage loans will have an aggregate principal balance as of the Statistical Calculation Date of approximately $[179,728,427] (+/- 10%) and consists of approximately [342] mortgage loans secured by first liens on residential properties. Each mortgage loan has a fixed mortgage interest rate for approximately the first 3, 5, 7 or 10 years after its origination. Each mortgage note will provide for adjustments to its mortgage interest rate at the end of the fixed rate period and annually thereafter (each, an "Adjustment Date"). On each Adjustment Date, the mortgage interest rate will adjust to the sum of the applicable Index (defined below) and the number of basis points specified in the applicable mortgage note (the "Margin") subject to rounding and further subject to the limitation that the mortgage interest rate after adjustment on each Adjustment Date may not vary from the mortgage interest rate in effect before adjustment by more than a specified number of percentage points (the "Periodic Cap"). In addition, adjustments to the mortgage interest rate for each mortgage loan are subject to a lifetime maximum interest rate (a "Rate Ceiling") and a lifetime minimum interest rate (a "Rate Floor") equal to the Margin for the mortgage loan unless otherwise specified in the mortgage note.

As of the Statistical Calculation Date, approximately [79.81]% of the mortgage loans are still within their interest only term.

The index for each mortgage loan (the "Index") is either one-year CMT, one-year LIBOR, or sixth-month LIBOR.

As of the Statistical Calculation Date, approximately [1.27]% of the mortgage loans are 30-59 days delinquent, and none of the mortgage loans are 60-89 days delinquent. As of the Statistical Calculation Date, approximately [4.44]% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been 30 days delinquent exactly one time in the previous twelve months and approximately [3.86]% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been either (i) 30 days delinquent more then one time in the previous twelve months or (ii) more than 30 days delinquent in the previous twelve months.

The mortgage pool consists of seasoned mortgage loans, substantially all of which were sourced from [Washington Mutual Bank, FA inventory or] the following terminated trusts: MLMI 2001-1WM1 ("MLMI"), Washington Mutual MSC Mortgage ("WAMMS") 2001-AR1, and Washington Mutual ("WAMU") 2001-9, 2002-AR4, 2002-AR5.

For further collateral information, see "Collateral Summary" and "Collateral Details".

Priority of Distributions:	Distributions on the Offered Certificates will be made from available amounts as follows:

· Distributions of interest to the Class A Certificates;

· Distribution of principal to the Class A Certificates; and

· Distributions to the Offered Subordinate Certificates in the     following order:

  - Interest to the Class III-B-1 Certificates;

  - Principal to the Class III-B-1 Certificates;

  - Interest to the Class III-B-2 Certificates;

  - Principal to the Class III-B-2 Certificates;

  - Interest to the Class III-B-3 Certificates; and

  - Principal to the Class III-B-3 Certificates.

Distribution of Principal:

The holders of the Class A Certificates will be entitled to receive on each distribution date, to the extent of the portion of the related available distribution amount remaining after the distribution of the related senior interest distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount. This amount is generally equal to the related senior percentage of scheduled payments, senior prepayment percentage of prepayments and a portion of the liquidation proceeds.

The holders of each class of Group III-B Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available after payments of interest and principal to the Class A Certificates and any class of Group III-B Certificates with a higher payment priority, and after payments of interest to that class of Group III-B Certificates.

Credit Enhancement:

The Class A Certificates will receive distributions of interest and principal before the Group III-B Certificates receive distributions of interest or principal. In addition, all principal prepayments and other unscheduled payments of principal will be allocated to the Class A Certificates during the first seven years after the closing date. A disproportionately large portion of principal prepayments and other unscheduled payments of principal will be allocated to the Class A Certificates during the next four years, subject to loss and delinquency tests described in the prospectus supplement. This provides additional credit enhancement for the Class A Certificates by reserving a greater portion of the principal balance of the Group III-B Certificates for the absorption of losses.

All mortgagor prepayments not otherwise distributable to the Class A Certificates will be allocated on a pro rata basis among the class of Group III-B Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Group III-B Certificates for which certain subordination levels established for that class in the pooling and servicing agreement have not been exceeded. The related subordination level on any distribution date would be satisfied as to any class of Group III-B Certificates, only if the sum of the current percentage interests in the mortgage pool evidenced by each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by each class subordinate thereto.

Shifting Interest:

Until the first Distribution Date occurring after April 2012, the Group III-B Certificates will be locked out from receipt of unscheduled principal (unless the Class A Certificates are paid down to zero or the credit enhancement provided by the Group III-B Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Group III-B Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Group III-B Certificates are as follows:

Periods:                  Unscheduled Principal Payments (%)

May 2005 – April     2012 0% Pro Rata Share

May 2012 – April     2013 30% Pro Rata Share

May 2013 – April     2014 40% Pro Rata Share

May 2014 – April     2015 60% Pro Rata Share

May 2015 – April     2016 80% Pro Rata Share

May 2016 and after   100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Group III-B Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Class A Certificates and Group III-B Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Group III-B Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2008, the Group III-B Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2008, the Group III-B Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Class A Certificates, divided by the aggregate principal balance of the mortgage loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the mortgage loans as of the Cut-off Date), the Class A Certificates will receive all unscheduled prepayments for the mortgage loan group, regardless of any prepayment percentages.

Allocation of Realized Losses:

Losses will be allocated in full first to the Group III-B Certificates in reverse alphanumeric order. If the certificate principal balances of the Group III-B Certificates have been reduced to zero, losses on the mortgage loans in loan group III will be allocated to the Class A Certificates, as more fully described in the prospectus supplement.

Investors in the Class A Certificates should be aware that because the Group III-B Certificates only represent interests in loan group III, the Class A Certificates may suffer losses while subordinate certificates in loan groups I and II are still outstanding.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") have been prepared and furnished to you by WaMu Capital Corp. The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp. The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information. WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction. This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission. Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

III. Tables

Class III-A to Cleanup Call

Price	30% CPR	40% CPR	50% CPR	60% CPR	70% CPR
101-16	4.78	4.49	4.14	3.72	3.20
WAL (yr)	2.64	1.87	1.39	1.06	0.81
MDUR (yr)	2.31	1.70	1.29	1.00	0.78
First Prin Pay	1	1	1	1	1
Last Prin Pay	146	106	79	61	47

Class III-A to Maturity

Price	30% CPR	40% CPR	50% CPR	60% CPR	70% CPR
101-16	4.79	4.50	4.15	3.74	3.21
WAL (yr)	2.66	1.89	1.40	1.07	0.82
MDUR (yr)	2.32	1.71	1.30	1.01	0.79
First Prin Pay	1	1	1	1	1
Last Prin Pay	357	356	337	291	232

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

IV. Collateral Summary - Seasoned Hybrid Mortgage Loans

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2005.

TOTAL CURRENT BALANCE	$ 179,728,427
TOTAL ORIGINAL BALANCE	$ 197,558,056

NUMBER OF LOANS	342

			Minimum		Maximum
AVG CURRENT BALANCE	$525,522		$8,281		$1,500,000
AVG ORIGINAL BALANCE	$577,655		$66,400		$1,500,000

WAVG GROSS COUPON	5.91%		3.75%		8.38%
WAVG GROSS MARGIN	2.75%		2.24%		3.25%
WAVG MAX INT RATE	11.11%		8.75%		13.75%

WAVG CURRENT LTV	61.40%		0.91%		81.24%

WAVG FICO SCORE	742*		465*		816

WAVG MONTHS TO ROLL	22	months	1	months	57	months

WAVG ORIGINAL TERM	360	months	240	months	360	months
WAVG REMAINING TERM	318	months	162	months	356	months
WAVG SEASONING	42	months	4	months	117	months

TOP STATE CONC	CA(49.06%), MA(6.10%),WA(5.61%)
MAXIMUM CA ZIPCODE	2.20%

FIRST PAY DATE			August 1, 1995		Jan 1, 2005

RATE CHANGE DATE			May 1, 2005		January 1, 2010

MATURE DATE			October 1, 2018		December 1, 2034

* Minimum FICO score and WAVG FICO Score exclude N/A values.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

ORIGINAL PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
3/1 ARM	13	$6,174,094.90	3.44%
5/1 ARM	301	163,457,002.77	90.95
7/1 ARM	21	7,540,857.51	4.20
10/1 ARM	7	2,556,472.04	1.42
Total:	342	$179,728,427.22	100%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0.01 - 100,000.00	12	$643,796.52	0.36%
100,000.01 - 200,000.00	12	1,800,237.05	1.00
200,000.01 - 300,000.00	32	8,515,993.85	4.74
300,000.01 - 400,000.00	97	34,270,470.23	19.07
400,000.01 - 500,000.00	59	26,804,033.69	14.91
500,000.01 - 600,000.00	28	15,731,797.42	8.75
600,000.01 - 700,000.00	25	15,981,382.89	8.89
700,000.01 - 800,000.00	18	13,520,089.78	7.52
800,000.01 - 900,000.00	7	6,071,085.41	3.38
900,000.01 - 1,000,000.00	23	22,198,148.75	12.35
1,000,000.01 - 1,100,000.00	16	16,685,314.81	9.28
1,100,000.01 - 1,200,000.00	2	2,318,970.00	1.29
1,200,000.01 - 1,300,000.00	3	3,741,065.50	2.08
1,300,000.01 - 1,400,000.00	3	4,108,290.90	2.29
1,400,000.01 - 1,500,000.00	5	7,337,750.42	4.08
Total:	342	$179,728,427.22	100%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	6	$3,479,784.82	1.94%
4.001 - 4.250	7	4,359,099.43	2.43
4.251 - 4.500	5	3,530,417.65	1.96
4.501 - 4.750	13	4,863,650.66	2.71
4.751 - 5.000	24	10,988,466.84	6.11
5.001 - 5.250	6	2,070,268.94	1.15
5.251 - 5.500	7	1,939,251.61	1.08
5.501 - 5.750	52	30,204,266.62	16.81
5.751 - 6.000	60	37,568,194.08	20.90
6.001 >=	162	80,725,026.57	44.92
Total:	342	$179,728,427.22	100%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 2.250	3	$975,583.14	0.54%
2.501 - 2.750	335	177,756,903.81	98.90
3.001 - 3.250	4	995,940.27	0.55
Total:	342	$179,728,427.22	100%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	5	$3,365,413.21	1.87%
9.001 - 9.250	5	3,496,031.97	1.95
9.251 - 9.500	6	4,505,417.64	2.51
9.501 - 9.750	2	1,467,829.94	0.82
9.751 - 10.000	6	3,266,063.08	1.82
10.001 - 10.250	3	720,887.75	0.40
10.251 - 10.500	1	382,400.00	0.21
10.501 - 10.750	42	26,086,731.87	14.51
10.751 - 11.000	63	39,810,314.15	22.15
11.001 >=	209	96,627,337.61	53.76
Total:	342	$179,728,427.22	100%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
240	1	$248,453.84	0.14%
360	341	179,479,973.38	99.86
Total:	342	$179,728,427.22	100%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
157 - 168	1	$248,453.84	0.14%
241 - 252	8	3,077,205.28	1.71
253 - 264	8	2,437,353.02	1.36
265 - 276	32	10,296,845.16	5.73
277 - 288	15	4,949,332.41	2.75
301 - 312	5	2,263,629.15	1.26
313 - 324	241	135,891,579.82	75.61
325 - 336	4	1,911,812.76	1.06
337 - 348	8	4,091,028.98	2.28
349 - 360	20	14,561,186.80	8.10
Total:	342	$179,728,427.22	100%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 - 12	22	$16,096,320.77	8.96%
13 - 24	6	2,555,895.01	1.42
25 - 36	4	1,911,812.76	1.06
37 - 48	241	135,891,579.82	75.61
49 - 60	5	2,263,629.15	1.26
73 - 84	17	5,926,965.50	3.30
85 - 96	31	9,567,665.91	5.32
97 - 108	8	2,437,353.02	1.36
109 - 120	8	3,077,205.28	1.71
Total:	342	$179,728,427.22	100%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20.00	22	$4,559,090.15	2.54%
20.01 - 25.00	10	5,332,760.09	2.97
25.01 - 30.00	6	2,651,011.47	1.48
30.01 - 35.00	10	5,569,503.31	3.10
35.01 - 40.00	5	3,529,533.85	1.96
40.01 - 45.00	11	4,901,684.23	2.73
45.01 - 50.00	15	8,045,494.92	4.48
50.01 - 55.00	18	11,579,308.16	6.44
55.01 - 60.00	23	13,483,389.42	7.50
60.01 - 65.00	43	25,665,191.37	14.28
65.01 - 70.00	57	37,760,905.24	21.01
70.01 - 75.00	65	33,113,777.96	18.42
75.01 - 80.00	56	22,886,847.05	12.73
80.01 - 85.00	1	649,930.00	0.36
Total:	342	$179,728,427.22	100%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
N/A	17	$6,258,496.50	3.48%
1 - 499	3	1,637,268.23	0.91
500 - 519	1	399,231.60	0.22
520 - 539	3	1,026,625.14	0.57
540 - 559	6	2,280,306.07	1.27
580 - 599	1	322,045.03	0.18
600 - 619	4	2,301,153.44	1.28
620 - 639	3	1,089,709.88	0.61
640 - 659	10	5,005,655.67	2.79
660 - 679	10	4,562,554.69	2.54
680 - 699	23	13,516,142.46	7.52
700 - 719	34	16,243,377.10	9.04
720 - 739	43	22,140,362.16	12.32
740 - 759	36	21,681,118.98	12.06
760 - 779	47	26,617,663.11	14.81
780 - 799	64	33,400,144.78	18.58
800 >=	37	21,246,572.38	11.82
Total:	342	$179,728,427.22	100%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	145	$68,633,924.80	38.19%
Reduced Doc	197	111,094,502.42	61.81
Total:	342	$179,728,427.22	100%

IO REMAINING TERM (months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	97	$36,292,081.22	20.19%
1 - 12	1	424,000.00	0.24
13 - 24	222	127,983,832.08	71.21
37 - 48	4	2,268,133.97	1.26
49 - 60	18	12,760,379.95	7.10
Total:	342	$179,728,427.22	100%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupy	313	$165,714,527.86	92.20%
Second Home	29	14,013,899.36	7.80
Total:	342	$179,728,427.22	100%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condominium	27	$13,675,773.93	7.61%
PUD	11	4,515,333.17	2.51
Single Family Residence	302	161,173,489.68	89.68
Town House	2	363,830.44	0.20
Total:	342	$179,728,427.22	100%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Cash Out Refinance	119	$68,622,102.72	38.18%
Purchase	108	48,431,706.27	26.95
Rate/Term Refinance	115	62,674,618.23	34.87
Total:	342	$179,728,427.22	100%

ARM Index	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
6 Month LIBOR	19	$7,907,747.74	4.40%
1 Year LIBOR	2	571,133.97	0.32
1 Year CMT	321	171,249,545.51	95.28
Total:	342	$179,728,427.22	100%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	5	$1,991,491.03	1.11%
CA	157	88,179,009.43	49.06
CO	10	4,048,555.29	2.25
CT	14	8,903,077.43	4.95
DC	3	1,329,409.22	0.74
FL	17	9,526,344.86	5.30
GA	11	5,081,677.15	2.83
IL	7	3,293,746.18	1.83
KS	1	530,003.08	0.29
MA	16	10,961,945.64	6.10
MD	4	1,913,893.77	1.06
MI	3	1,075,620.30	0.60
MN	4	1,314,632.14	0.73
MT	1	311,765.32	0.17
NC	5	2,286,891.54	1.27
NH	1	262,542.84	0.15
NJ	16	6,437,100.94	3.58
NM	2	1,130,467.78	0.63
NV	6	3,453,183.43	1.92
NY	16	7,784,880.41	4.33
OH	4	1,226,621.95	0.68
OR	2	707,513.22	0.39
PA	4	1,319,524.34	0.73
SC	1	395,000.00	0.22
TN	1	275,728.77	0.15
TX	7	3,432,901.00	1.91
UT	2	1,289,555.55	0.72
VA	2	891,201.00	0.50
WA	19	10,074,745.49	5.61
WY	1	299,398.12	0.17
Total:	342	$179,728,427.22	100%

WaMu Capital Corp.
A Washington Mutual, Inc. Company